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                               EXHIBIT (5)(D)(1)

      AMENDED FORM OF APPLICATION FOR THE MULTI-MANAGER RETIREMENT INCOME
        BUILDER "FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY"

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Application for variable annuity
Issued by: PFL Life Insurance Company ("PFL Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the application and a checkL PFL Life Insurance Company. Attn: Variable Annuity Dept.
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1. OWNER                In the event the owner is a trust, please provide verification of trustees.

If no annuitant is      Name:                                                 Phone No.:
specified in #2 the     ------------------------------------------------------------------------------------------------------------
Owner will be the       Address:                                  City:                    State:           Zip:
Annuitant.              ------------------------------------------------------------------------------------------------------------
                        [_] Male   [_] Female         SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]    Birthdate [_][_]/[_][_]/[_][_][_][_]
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JOINT OWNER(S)          Name:                                                Phone No.:
                        ------------------------------------------------------------------------------------------------------------
                        Address:                                  City:                    State:           Zip:
                        -----------------------------------------------------------------------------------------------------------
                        [_] Male   [_] Female         SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]    Birthdate [_][_]/[_][_]/[_][_][_][_]
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2. ANNUITANT            Name:                                                Relationship to Qwner:
                        ------------------------------------------------------------------------------------------------------------
Complete only if        Address:                                  City:                    State:           Zip:
different from Owner.   -----------------------------------------------------------------------------------------------------------
                        [_] Male   [_] Female         SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]    Birthdate [_][_]/[_][_]/[_][_][_][_]
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3. BENEFICIARY(IES)     Primary:                          Relationship to Annuitant:                                             %
                        ----------------------------------------------------------------------------------------------- ----------
                        Primary:                          Relationship to Annuitant:                                             %
                        ----------------------------------------------------------------------------------------------- ----------
                        Contingent:                       Relationship to Annuitant:                                             %
                        ----------------------------------------------------------------------------------------------- ----------
                        Contingent:                       Relationship to Annuitant:                                             %
                        ----------------------------------------------------------------------------------------------- ----------
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4. TELEPHONE            Following is authorized to make telephone transfer requests (check one only):
TRANSFERS               [_] Owner(s) only, or
                        [_] Owner(s) and Owner's Registered Representative (Print Rep Name)_______________________________________
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5. ALLOCATION           Please check selected funds and fixed accouints. The initial premium will be allocated as selected here.
OF PREMIUM              If Dollar Cost Averaging, see section 7 on reverse side.
PAYMENTS                VARIABLE OPTIONS:
                        [_] AIM V.I. Capital Appreciation                        ______.0%
---------------------   [_] AIM V.I. Growth & Income                             ______.0%
Initial Premium         [_] AIM V.I. Value                                       ______.0%
$                       [_] AIM V.I. Government Securities                       ______.0%
---------------------   [_] Dreyfus Small Company Stock                          ______.0%
Make check payable      [_] Dreyfus Stock Index                                  ______.0%
to PFL Life Insurance   [_] Dreyfus Money Market                                 ______.0%
Company.                [_] Fidelity VIP Equity-Income                           ______.0%
                        [_] Fidelity VIP Growth                                  ______.0%
Type of Annuity;        [_] Fidelity VIP High Income                             ______.0%
[_] Non-qualified       [_] Fidelity VIP II Contrafund                           ______.0%
Qualified Types:        [_] Fidelity VIP II Investment Grade Bond                ______.0%
Also complete           [_] Fidelity VIP III Growth & Income                     ______.0%
Section 6.              [_] Fidelity VIP III Balanced                            ______.0%
[_] IRA                 [_] Fidelity VIP III Mid Cap                             ______.0%
[_] Roth IRA            [_] MFS Emerging Growth                                  ______.0%
[_] SEP/IRA             [_] MFS Research                                         ______.0%
[_] 403(b)              [_] MFS Total Return                                     ______.0%
[_] Keogh               [_] MFS Utilities                                        ______.0%
[_] Roth Conversion     [_] Oppenheimer Capital Appreciation Fund/VA             ______.0%
[_] Other ___________   [_] Oppenheimer Main Street Growth & Income Fund/VA      ______.0%
_____________________   [_] Oppenheimer Global Securities/VA                     ______.0%
_____________________   [_] Oppenheimer Strategic Bond/VA                        ______.0%
                        [_] Oppenheimer High Income/VA                           ______.0%
                        [_] Transamerica VIF Growth Portfolio                    ______.0%
                        [_] WRL VKAM Emerging Growth                             ______.0%
                        [_] WRL Janus Growth                                     ______.0%
                        [_] WRL Janus Growth                                     ______.0%

                        ___________________________________________________      ______.0%
                        ___________________________________________________      ______.0%
                        ___________________________________________________      ______.0%

                        FIXED OPTIONS:

                        [_] Dollar Cost Averaging                                ______.0%
                        (Must complete section 7.)

                        [_] 1 Year Guarantee Period                              ______.0%
                        [_] 3 Year Guarantee Period                              ______.0%
                        [_] 5 Year Guarantee Period                              ______.0%
                        [_] 7 Year Guarantee Period                              ______.0%

                        Total Variable and Fixed                                 _____100%

                        . Policy values, when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

                        . When funds are allocated to Fixed Account Guarantee Periods, policy values under policy may increase or decrease in accordance with Excess Interest Adjustment prior to the end of Guarantee Period.
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6 QUALIFIED PLAN        IRA/SEP/ROTH IRA                                          ROTH IRA Rollover
INFORMATION             $____________________Contribution for tax year_________   [_][_]/[_][_]/[_][_][_][_]  Date first established
                        $____________________Trustee or Trustee Transfer                                      or date of conversion
                        $____________________Rollover from [_] IRA [_] 403(b)
                                             [_] Pension [_] Other ____________   $_____________________ Portion previously taxed

RBKVA-APP R299                                                                                                              Standard
                                                                                                                        803-0700 Std
                                                                                                                              RIB II
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7. DOLLAR COST             Transfer Frequency:                  Transfer to (indicate investment option and percentage):
AVERAGING                  DCA Program Options                  _______________________ _____.0%  _______________________ _____.0%
PROGRAM                    [_] 6 month program                  _______________________ _____.0%  _______________________ _____.0%
                           [_] 12 month program                 _______________________ _____.0%  _______________________ _____.0%
Authorized by Owner        Number of transfers _______          _______________________ _____.0%  _______________________ _____.0%
signature in Section 11.                                        _______________________ _____.0%  _______________________ _____.0%
                           Other Frequency Option:              _______________________ _____.0%  _______________________ _____.0%
                           [_] Monthly (6 min, 24 max)                                                                 Total: 100%
                           [_] Quarterly (4 min, 8 max)
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8. OTHER                   Family Income Protector Option:
Please complete.           [_] No      [_] Yes  (Available at an additional cost, see prospectus)
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9. MINIMUM                 Your selection cannot be changed after the policy has been issued. If no option is specified. Option A
DEATH BENEFIT              will apply.
                           [_] Option A- Return of Premium Death Benefit. Annual Mortality and Expense (M&E) Risk Fee and
Select one.                    Administrative charge is 1.25%
                           [_] Option B- 5% Annually Compounding Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk
                               Fee and Administrative Charge is 1.40%
                           [_] Option C- Annual Step-Up Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk Fee and
                               Administrative Charge is 1.40%.
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10. REPLACEMENT            Will this annuity replace or change any existing annuity or life insurance?    [_] No   [_] Yes
INFORMATION                (If yes, complete the following)
                           Company:                                   Policy No:
                           ---------------------------------------------------------------------------------------------------------
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11. SIGNATURE(S)           .    Unless I have notified the Company of a community or martial property interest in this policy, the
OF AUTHORIZATION                Company will rely on good faith belief that no such interest exists and will assume no
ACCEPTANCE                      responsibility for inquiry.


                           .    To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

                           .    I (we) am in receipt of a current prospectus for this variable annuity.

                           .    This application is subject to acceptance by PFL Life. If this application is rejected for any reason, PFL Life will be liable only for return of premiums paid.

                           [_]  Check here if you want to be sent a copy of Statement of Additional Information.

                                I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR MY NEEDS


                           Signed at    City:                             State:                            Date:
                           -------------------------------------------------------------------------------------------------------

                           Owner(s):                                            Annuitant (if not the Owner):
                           -------------------------------------------------------------------------------------------------------

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12. AGENT                  Do you have any reason to believe the annuity applied for will replace or change any existing annuity or
INFORMATION                life insurance?                                                                    [_] No  [_] Yes

                           I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER
                           NEEDS.

                           Registered Representative/
                           Licensed Agent Name (please print):                        Signature:
                           ----------------------------------------------------------------------------------------------------

                           Phone No.:                        SS#/TIN [_] [_] [_] - [_][_] - [_][_][_][_]  [_] A  [_] B  [_] C
                           ---------------------------------

                           PFL Life Agent #:
                           ----------------------------------------------------------------------------------------------------

                           Firm Name:
                           ----------------------------------------------------------------------------------------------------

                           Firm Address:
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